UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 9, 2006

THE BLACK & DECKER CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-1553 (Commission File Number)	52-0248090 (IRS Employer Identification No.)

701 East Joppa Road, Towson, Maryland (Address of principal executive offices)	21286 (Zip Code)

Registrant's telephone number, including area code   410-716-3900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] [ ] [ ] [ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

             As disclosed in The Black & Decker Corporation’s (the Corporation) Annual Report on Form 10-K for the year ended December 31, 2005, and the Corporation’s Current Report on Form 8-K (Form 8-K) dated April 19, 2006, the Corporation was required to adopt Financial Accounting Standards Board SFAS No. 123R (SFAS No. 123R), Share-Based Payment, effective January 1, 2006. SFAS No. 123R requires the Corporation to expense share-based payments, including employee stock options, based on their fair value. SFAS No. 123R permits public companies to adopt its requirements using one of two methods. As anticipated, the Corporation adopted SFAS No. 123R effective January 1, 2006, using the modified retrospective method of adoption. The modified retrospective method of adoption permits entities to restate all prior periods presented based on the amounts previously recognized under SFAS No. 123, Accounting for Stock-Based Compensation, for purposes of pro forma disclosure. As permitted by SFAS No. 123, the Corporation previously accounted for share-based payments to employees under Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, using the intrinsic value method and, as such, generally recognized no compensation expense for employee stock options.

             Also, as more fully described in Note 18 of Notes to Consolidated Financial Statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005 (Note 18) and the Corporation’s Form 8-K dated April 19, 2006, the Corporation assesses the performance of its reportable business segments based upon a number of factors, including segment profit. For segment reporting purposes, elements of segment profit and certain other segment data are translated using budgeted rates of exchange. Budgeted rates of exchange are established annually and, once established, all prior period segment data is restated to reflect the translation of elements of segment profit and certain other segment data at the current year’s budgeted rates of exchange. Amounts included in the first table of Note 18 under the captions “Reportable Business Segments” and “Corporate, Adjustments, & Eliminations” are reflected at the Corporation’s budgeted rates of exchange for 2005. The amounts included in that table under the caption “Currency Translation Adjustments” represent the difference between consolidated amounts determined using the budgeted rates of exchange for 2005 and those determined based upon the rates of exchange applicable under accounting principles generally accepted in the United States. The Corporation has updated its segment data for prior periods to reflect the translation of elements of segment profit and certain other segment data at the budgeted rates of exchange for 2006. Further, the Corporation’s measure of segment profit includes the allocation of share-based compensation. Accordingly, segment data for prior periods has been restated to reflect such allocation of share-based payments in connection with the Corporation’s adoption of SFAS No. 123R under the modified retrospective method.

             The Corporation is providing this Form 8-K to update the information described below contained in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005 (2005 Form 10-K) to reflect the adoption of SFAS No. 123R using the modified retrospective method; the presentation of segment data to reflect the translation of segment information at the Corporation’s budgeted rates of exchange for 2006; and the disclosure of significant subsequent events affecting the Corporation's financial statements as of December 31, 2005, or for the year then ended (all such events have been previously disclosed in the Corporation's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission during 2006).
             o Part II – Item 6. Selected Financial Data
             o Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
             o Part II – Item 8. Financial Statements and Supplementary Data
             o Part IV – Item 15.(c) Financial Statement Schedules

             The Corporation has included the entire text of the affected sections. Other than as presented in this Current Report on Form 8-K, the other sections of the 2005 Form 10-K remain as previously filed. Unless specifically noted above, the information included in this Form 8-K has not been updated for events occurring subsequent to December 31, 2005. As a result, the information included in this Form 8-K should be read together with the Corporation’s 2005 Form 10-K and all other reports filed with the Securities and Exchange Commission since the end of the fiscal year covered by the 2005 Form 10-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Updated Management's Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.2 Updated Financial Statements (including accompanying footnotes)

Exhibit 99.3 Updated Selected Financial Data

Exhibit 99.4 Schedule II – Valuation and Qualifying Accounts and Reserves

Exhibit 99.5 Report of Independent Registered Public Accounting Firm

Exhibit 99.6 Consent of Independent Registered Public Accounting Firm

THE BLACK & DECKER CORPORATION

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BLACK & DECKER CORPORATION By: /s/ CHRISTINA M. MCMULLEN Christina M. McMullen Vice President and Controller

Date: November 9, 2006